MARSHALL FUNDS, INC.

Supplement dated April 25, 2008 to

Prospectuses dated October 31, 2007

Advisor Class (Class A)

Investor Class (Class Y)

Institutional Class (Class I)

Information in the Class A and Class Y Prospectuses regarding the strategy of the Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund and Marshall Short-Term Income Fund in the section entitled “Risk/Return Summary” for the Funds is modified as follows:

AGGREGATE BOND FUND: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

GOVERNMENT INCOME FUND: The Fund invests at least 80% of its assets in U.S. government securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

SHORT-INTERMEDIATE BOND FUND: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage- backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

INTERMEDIATE TAX-FREE FUND: The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund assets are invested in investment grade municipal securities, which include debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including the federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

SHORT-TERM INCOME FUND: The Fund invests at least 80% of its assets in short- to intermediate-term fixed income securities. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments (including securities with credit ratings below investment grade commonly known as high-yield securities). Such investments may involve duplication of advisory fees and certain other expenses. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Information in the Class A, Class Y and Class I Prospectuses regarding the management of the Marshall Large-Cap Value Fund under the heading “Portfolio Managers” in the section entitled “Marshall Funds, Inc. Information” is modified as follows:

The LARGE-CAP VALUE FUND is managed by Daniel P. Brown. Mr. Brown, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 1997. Prior to joining the Adviser, he held positions with Kemper Securities Group and Mutual Savings Bank. Mr. Brown is a Chartered Financial Analyst and a member of the CFA Institute, the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance. He holds a B.B.A. degree in Finance from the University of Wisconsin-Milwaukee.

Thank you for your investment in the Marshall Funds. If you have any questions, please contact Marshall Investor Services at 1-800-580-3863 (Advisor Class) or 1-800-236-3863 (Investor or Institutional Class).

Please keep this Prospectus Supplement with your records.

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